Convergence Core Plus Fund
Investment Class (MARVX)
Institutional Class (MARNX)

Convergence Opportunities Fund
Investment Class (CIPVX)
Institutional Class (CIPOX)

Prospectus

March 25, 2014

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

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Convergence Funds
Each a series of Trust for Professional Managers (the “Trust”)

The Investment Class shares of the Convergence Opportunities Fund are not currently offered for purchase.

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Summary Section

Convergence Core Plus Fund

Investment Objective
The investment objective of the Convergence Core Plus Fund (the “Fund” or “Core Plus Fund”) is to seek long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investment Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investment Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses
Dividends and Interest on Short Positions	0.93%	0.93%
Remainder of Other Expenses	0.31%	0.28%
Total Annual Fund Operating Expenses	2.49%	2.21%(1)
(1)
Please note that the Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets After Waiver, Expense Reimbursement and Recoupments found within the “Financial Highlights” section of this prospectus, which includes recoupment of previously waived or reimbursed expenses under the Fund’s operating expense limitation agreement during the prior fiscal year.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$252	$776	$1,326	$2,826
Institutional Class	$224	$961	$1,185	$2,544

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 247.67% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund will hold long (purchase) securities that the Convergence Investment Partners, LLC (the “Adviser”) believes will outperform the market, and will sell short securities expected to underperform the market.

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The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100%.  Under normal market conditions, the Fund’s long positions may range from 120% to 150% and its short positions may range from 20% to 50%.

In making investment decisions for the Fund, the Adviser utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness of the companies’ stocks.  Using a proprietary model, the Adviser first employs a quantitative method of analysis based on four broad categories: growth; valuation; behavioral; and risk.  The Adviser seeks to maximize return while minimizing the risk assumed by the Fund by utilizing a dynamic weighting scheme to calculate a security’s risk-adjusted return as compared to other securities, and balancing the effect a purchase or sale of a security against diversification and risk management constraints of the Fund’s portfolio.  The Adviser makes decisions to buy and sell securities according to this model.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•
Management Risk.  Investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•
Foreign Securities Risk.  Investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  Income earned on foreign securities may be subject to foreign withholding taxes.  In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  These risks may be greater in emerging markets and in less developed countries.

•
Large-Capitalization Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Medium-Capitalization Company Risk.  Medium-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.

•
Short Sales Risk.  The value of a security sold short may increase prior to the scheduled delivery date, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

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•
High Portfolio Turnover Rate Risk.  The Fund may have a relatively high turnover rate compared to many mutual funds.  A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns.  Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.  This could result in a higher tax liability and may lower an investor’s after-tax return.

Performance
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, three-year and since inception periods compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.investcip.com or by calling the Fund toll-free at 877-677-9414.

Institutional Class Shares(1)
Calendar Year Returns as of December 31

(1)
The return information shown in the bar chart is for Institutional Class shares.  The Investment Class shares commenced operations on January 31, 2013.  The Investment Class shares would have substantially similar returns because the shares are invested in the same portfolio of securities and the return would differ only to the extent that the classes do not have the same expenses.

The calendar year-to-date return for the Fund’s Institutional Class shares as of December 31, 2013 was 31.28%.  During the period shown in the bar chart, the best performance for a quarter was 15.83% (for the quarter ended March 31, 2012).  The worst performance was -17.20% (for the quarter ended September 30, 2011).

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Average Annual Total Returns
(Periods Ended December 31, 2013)
	One Year	Since Inception (12/29/2009)
Institutional Class Shares
Return Before Taxes	31.28%	18.73%
Return After Taxes on Distributions	29.42%	17.53%
Return After Taxes on Distributions and Sale of Fund Shares	18.31%	14.69%
Investment Class Shares
Return Before Taxes	30.94%	18.43%(1)
Russell 3000® Index	33.55%	16.09%
(reflects no deduction for fees, expenses or taxes)

(1)
Investment Class shares of the Fund commenced operations on January 31, 2013.  Performance shown for Investment Class shares for periods prior to its inception reflects the performance of Institutional Class shares, adjusted to reflect Investment Class expenses.

After-tax returns are shown for Institutional Class shares only and would vary for Investment Class shares.  Investment Class shares commenced operations on January 31, 2013.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRA”).

Management
Investment Adviser
Convergence Investment Partners, LLC is the Fund’s investment adviser.

Portfolio Managers
David J. Abitz, CFA, Chief Investment Officer, Partner and Director of the Adviser, has served as a portfolio manager for the Fund since the Fund commenced operations in December 2009.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 8.

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Convergence Opportunities Fund

Investment Objective
The investment objective of the Convergence Opportunities Fund (the “Fund” or “Opportunities Fund”) is to seek long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investment Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investment Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(1)
Dividends and Interest on Short Positions	0.39%	0.39%
Remainder of Other Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	1.84%	1.59%
Fee Waiver/Expense Reimbursement	-0.09%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.75%	1.50%

(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

(2)
Pursuant to an operating expense limitation agreement between Convergence Investment Partners, LLC, the Fund’s investment adviser (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of dividends or interest expenses on short positions, acquired fund fees and expenses, leverage and tax expenses, brokerage commissions, and extraordinary expenses) do not exceed 1.75% and 1.50% of the Fund’s average daily net assets for Investment Class shares and Institutional Class shares, respectively, through at least November 29, 2016.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitations on Fund expenses described herein.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The operating expense limitation agreement discussed in the table above is reflected only through November 29, 2016.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Investment Class	$178	$551
Institutional Class	$153	$474

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

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Principal Investment Strategies
The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with small to medium market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund generally considers companies with small and medium market capitalizations to be those companies that comprise the lower 2,500 stocks by market capitalization of the Russell 3000® Index.  The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100% of the Fund’s total assets.  Under normal market conditions, the Fund’s long positions may range from 120% to 150% of the Fund’s total assets and its short positions may range from 20% to 50% of the Fund’s total assets.  Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline.

In making investment decisions for the Fund, the Adviser utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness of the companies’ stocks.  Using a proprietary model, the Adviser first employs a quantitative method of analysis based on four broad categories: growth; valuation; behavioral; and risk.  The Adviser seeks to maximize return while minimizing the risk assumed by the Fund by utilizing a dynamic weighting scheme to calculate a security’s risk-adjusted return as compared to other securities, and balancing the effect a purchase or sale of a security against diversification and risk management constraints of the Fund’s portfolio.  The Adviser makes decisions to buy and sell securities according to this model.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•
Management Risk.  Investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size.
•	General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•
Foreign Securities Risk.  Investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  Income earned on foreign securities may be subject to foreign withholding taxes. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  These risks may be greater in emerging markets and in less developed countries.

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•
Small- and Micro-Capitalization Company Risk.  The securities of small- and micro-capitalization companies may be more volatile and less liquid than the securities of companies with larger market capitalizations.  These small-capitalization companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.

•
Medium-Capitalization Company Risk.  The medium-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.

•
Short Sales Risk.  The value of a security sold short may increase prior to the scheduled delivery date, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

•
High Portfolio Turnover Rate Risk.  The Fund may have a relatively high turnover rate compared to many mutual funds.  A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns.  Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.  This could result in a higher tax liability and may lower an investor’s after-tax return.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown in this Prospectus.  Updated performance information will be available on the Fund’s website at www.investcip.com or by calling the Fund toll-free at 877-677-9414.

Management
Investment Adviser
Convergence Investment Partners, LLC is the Fund’s investment adviser.

Portfolio Manager
David J. Abitz, CFA, Chief Investment Officer, Partner and Director of the Adviser, has served as the portfolio manager for the Fund since the Fund commenced operations in November 2013.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 8.

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Purchase and  Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (Convergence Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), by wire transfer or by telephone at 877-677-9414.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial amount of investment in the Funds is $2,500 for Investment Class shares and $100,000 for Institutional Class shares.  Subsequent investments may be made with a minimum investment amount of $100 for Investment Class shares and $5,000 for Institutional Class shares.

Tax Information
The Funds’ distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.

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Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective
Each Fund’s investment objective is to seek long-term capital growth.

Change in Investment Objective and Strategies.  A Fund’s investment objective and investment strategies may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Investment Strategies
The Core Plus Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Core Plus Fund focuses primarily on companies with medium and large market capitalizations, although the Core Plus Fund may establish long and short positions in companies of any market capitalization.  The Core Plus Fund generally considers companies with medium and large market capitalizations to be those companies that comprise the upper half of the Russell 3000® Index.  The Core Plus Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

The Opportunities Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Opportunities Fund focuses primarily on companies with small to medium market capitalizations, although the Opportunities Fund may establish long and short positions in companies of any market capitalization.  The Opportunities Fund generally considers companies with small and medium market capitalizations to be those companies that comprise the lower 2,500 stocks by market capitalization of the Russell 3000® Index.  The Opportunities Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Each Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100% of the Fund’s total assets.  Under normal market conditions, a Fund’s long positions may range from 120% to 150% of the Fund’s total assets and its short positions may range from 20% to 50% of the Fund’s total assets.  With a long position, a Fund purchases a security outright, while with a short position, a Fund sells a security that it has borrowed.  When a Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price.  The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.  Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline.  A Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security.  A Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets.

In making investment decisions for a Fund, the Adviser utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness of the companies’ stocks.  Using a proprietary model, the Adviser first employs a quantitative method of analysis based on four broad categories: growth; valuation; behavioral; and risk.  The Adviser seeks to maximize return while minimizing the risk assumed by a Fund by utilizing a dynamic weighting scheme to calculate a security’s risk-adjusted return as compared to other securities, and balancing the effect a purchase or sale of a security against diversification and risk management constraints of the Fund’s portfolio.  The Adviser makes decisions to buy and sell securities according to this model.

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Temporary Strategies; Cash or Similar Investments.  For temporary defensive purposes, the Adviser may invest up to 100% of a Fund’s total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in a Fund not achieving its investment objective.  Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Principal Risks
Before investing in a Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Funds.  The principal risks of investing in the Funds are:

•
Management Risk.  The ability of a Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund.  The value of your investment in a Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

•
New Fund Risk (applies to the Opportunities Fund only).  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.  Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders.  As a result, the timing of the Fund’s liquidation may not be favorable to certain individual shareholders.

•
General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility in recent years.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risk of investing the securities held by a Fund.

•
Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

•
Foreign Securities Risk.  Investing in foreign securities, including direct investments and through American depositary receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.  These risks will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in a foreign currency.  As a result, changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments.  These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

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•
Small- and Micro-Capitalization Company Risk (applies to the Opportunities Fund only).  Generally, small- and micro-capitalization companies have more potential for rapid growth.  They also often involve greater risk than larger companies, and these risks are passed on to the Fund.  These smaller-capitalization companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Small-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a small-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

•
Medium-Capitalization Company Risk.  The medium-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.  These securities may be traded over-the-counter or listed on an exchange.

•
Large-Capitalization Company Risk (applies to the Core Plus Fund only).  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Short Sales Risk.  Short sales are transactions in which a Fund sells a security it does not own.  A Fund must borrow the security to make delivery to the buyer.  A Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be higher or lower than the price at which the security was sold by a Fund.  If the underlying security goes down in price between the time a Fund sells the security and buys it back, the Fund will realize a gain on the transaction.  Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction.  Because the market price of the security sold short could increase without limit, a Fund could be subject to a theoretically unlimited loss.  The risk of such price increases is the principal risk of engaging in short sales.

In addition, a Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended.  This would occur if the securities lender required a Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means.  Moreover, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions.  These expenses negatively impact the performance of a Fund.  For example, when a Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold.  However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction.  To the extent that the dividend that a Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted.  Furthermore, a Fund may be required to pay a premium or interest to the lender of the security.  The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. A Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet a Fund’s needs for immediate cash or other liquidity.

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•
High Portfolio Turnover Rate Risk.  High portfolio turnover rates could generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates (for non-corporate shareholders, currently as high as 39.6%) and could increase brokerage commission costs.  To the extent that a Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of a Fund could be negatively impacted by the increased expenses incurred by a Fund.  These potentially higher taxes and increased brokerage commission costs may reduce a shareholder’s after-tax return on an investment in a Fund.

Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information (“SAI”).  Disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports to Fund shareholders are available free of charge by contacting Convergence Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 877-677-9414, or by visiting the Funds’ website at www.investcip.com.  The Form N-Q is available on the SEC’s website at www.sec.gov.

Management of the Fund

The Adviser
The Funds have entered into an investment advisory agreement (the “Advisory Agreement”) with Convergence Investment Partners, LLC, a Kansas limited liability company located at 1245 Cheyenne Avenue, Suite 102, Grafton, Wisconsin 53024.  Under the Advisory Agreement, the Adviser manages the Funds’ investments subject to the supervision of the Board of Trustees.  For the fiscal year ended November 30, 2013, the Adviser received management fees of 1.02% of the Core Plus Fund’s average daily nets assets, including previously waived expenses recouped by the Adviser.  The Adviser is entitled to an annual management fee of 1.00% of the Opportunities Fund’s average daily net assets.

The Adviser is a registered investment adviser founded in November 2004 as QIS Advisors, LLC (“QIS Advisors”).  On December 16, 2008, the name of the Adviser was changed to Mariner Quantitative Solutions, LLC as a result of the acquisition of QIS Advisors by Mariner Wealth Advisors, LLC, a registered investment adviser.  On January 27, 2011, the name of the Adviser was changed to Convergence Investment Partners, LLC.  Since February 2005, the Adviser has managed separate accounts and other pooled investment vehicles using a long/short investment strategy similar to the strategy implemented with the Funds.  As of January 31, 2014, the Adviser had approximately $489 million in assets under management.  The Adviser is majority-owned by Montage Investments, LLC (f/k/a Mariner Wealth Advisors), a Kansas limited liability company that is currently responsible for over $27.9 billion in assets under management.

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Fund Expenses.  Each Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Funds, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that each Fund’s total annual fund operating expenses (exclusive of dividends or interest expenses on short positions, acquired fund fees and expenses, leverage and tax expenses, brokerage commissions, and extraordinary expenses) do not exceed 1.75% and 1.50% for the Investment Class and Institutional Class, respectively, of the average net assets of each Fund through March 30, 2015, for the Core Plus Fund and through November 29, 2016, for the Opportunities Fund.  Any waiver of management fees or payment of expenses made by the Adviser may be reimbursed by a Fund in subsequent years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed by the Board of Trustees.  A Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  In addition, any such reimbursement from a Fund to the Adviser will be subject to the applicable limitation on the Fund’s expenses.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis of the approval by the Board of Trustees of the Advisory Agreement is included in the Funds’ annual report to shareholders for the period ended November 30, 2013.

The Funds, each as a series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust.

Portfolio Manager
Mr. David J. Abitz is the Funds’ portfolio manager and is primarily responsible for the day-to-day management of each Fund’s investment portfolio.  Mr. Abitz is supported by Mr. Jonathan G. Franklin, Mr. Todd Hanson and Mr. Justin Neuberg, each a Senior Analyst with the Adviser.

David J. Abitz, CFA, founded QIS Advisors, the predecessor firm to the Adviser, in 2004.  Mr. Abitz has more than two decades of investment experience and is the Chief Investment Officer, Partner and Director of the Adviser.  Prior to founding the Adviser, Mr. Abitz was Chief Investment Officer of the Custom Quantitative Solutions Group at M&I Investment Management Corporation from 2000 to 2004, where he managed the Marshall Equity Income Fund, Tax Efficient Portfolios, M&I High Dividend Income Portfolios and the M&I Long/Short Fund.  Mr. Abitz began his career at M&I Investment Management Corporation as a fundamental equity research analyst and an equity trader.  Mr. Abitz has a BBA in Finance from the University of Wisconsin – Oshkosh and an MBA from the University of Wisconsin – Madison.  He is a member of the Society of Quantitative Analysts, the Chicago Quantitative Alliance group, and the Security Analysts of Chicago.

Jonathan G. Franklin, Head of Research and Senior Analyst of the Adviser, joined QIS Advisors, the predecessor firm to the Adviser, in 2005 and has more than 11 years of financial services experience.  Prior to joining the Adviser, Mr. Franklin was technical lead manager for Fair Isaac Corporation from 1998 to 2005.  Mr. Franklin has extensive experience utilizing various database management programming languages to extract, validate and transform data for client usage.  His experience also includes the discovery and investigation of client data, design of client databases, and implementation of those designs for client utilization.  Mr. Franklin has a Bachelor of Arts degree in Computer Science and Spanish from Bethel College in St. Paul, Minnesota.

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Todd Hanson, Managing Partner and Senior Analyst of the Adviser, is one of the founding partners of the Adviser.  Prior to joining the Adviser, Mr. Hanson was the vice president of technology at M&I Investment Management Corporation.  Mr. Hanson has a bachelor’s degree in finance from Marquette University and a master’s degree in management information systems from the University of Wisconsin.  He is also an adjunct professor of database strategies, programming and IT project management.  Mr. Hanson holds the Project Manager Professional designation and is a Microsoft Certified Professional in SQL development and deployment.

Justin Neuberg, CFA, Senior Analyst, joined the Adviser in 2014 and has more than 11 years of experience in the financial services industry and an extensive background in investment analytics.  Prior to joining the firm, Mr. Neuberg was an analyst and portfolio strategist at Mariner Wealth Advisors from 2009 to 2013, where he was a member of the Mariner Assets Allocation Committee.  Mr. Neuberg has a bachelor’s degree in physics from the University of Virginia and a master’s of business administration degree with a concentration in finance from Georgetown University.  Mr. Neuberg has a professional certificate in finance from the University of California at San Diego and is a CFA charterholder.  Mr. Neuberg is a member of the Chartered Financial Analyst Society of San Diego.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of securities in the Funds.

Prior Performance of the Adviser’s Similar Accounts
The Opportunities Fund recently commenced operations.  The table below provides the performance of the Adviser’s CIP SPLUS Long Short Composite (the “Composite”) and by a comparison of its performance with a broad measure of market performance.  The Composite performance shown is the performance of all the Adviser’s fully discretionary private accounts managed using investment objectives, policies and strategies that are substantially similar to the investment strategies that the Adviser uses to manage the Opportunities Fund.  During the periods shown in the table below, the Composite was managed, since inception, by Mr. Abitz, and supported by Mr. Franklin and Mr. Hanson.  The performance of the Opportunities Fund may not correspond with the performance of the discretionary private accounts comprising the Composite.

The Composite returns were prepared by the Adviser in compliance with the Global Investment Performance Standards (GIPS®).  The returns are calculated by the Adviser based on a total return basis, and include gains or losses plus income and the reinvestment of all distributions.  The returns reflect the deduction of an annual management fee of 1.00% of assets, paid monthly, brokerage commissions and execution costs paid by the accounts, without provision for Federal or state income taxes.  Custodial fees, if any, were not included in the calculations.

When available, the Opportunities Fund’s average annual total return that will be disclosed in the Prospectus will be computed using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Composite.  The performance returns of the Composite would have been lower had they been calculated using the standard formula promulgated by the SEC.  The private accounts comprising the Composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended.  If applicable, such limitations, requirements and restrictions might have adversely affected the performance returns of the Composite.

The performance data set forth below for the Composite is not the performance of the Opportunities Fund.  This performance data should not be considered indicative of the Opportunities Fund’s future performance.

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Composite - Total Returns for the Periods Ended December 31, 2013:

	One Year (12/31/2013)	Since Inception (4/30/2013)	Since Inception (11/29/2013)
Composite (net of fees)	40.73%	53.29%1	N/A
Opportunities Fund (net of fees)	N/A	N/A	-0.46%2
Russell 2000® Index	38.76%	45.83%	1.97%
(reflects no deduction for fees, expenses or taxes)

1	The Composite commenced operations on April 30, 2012.
2	The Opportunities Fund commenced operations on November 29, 2013.

Shareholder Information

Share Price
The price of a Fund’s shares is the net asset value (“NAV”) per share.  The NAV per share is calculated by dividing the value of a Fund’s total assets, less its liabilities, by the number of its shares outstanding.  In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  The NAV is calculated at the close of regular trading of the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m., Eastern time.  The NAV will not be calculated on days on which the NYSE is closed for trading.

Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  If the security is listed on more than one exchange, a Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that a Fund’s shares are accurately priced.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, a Fund will value foreign securities at fair value, taking into account such events in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that each Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

When fair value pricing is employed, the prices of securities used by each Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others, or the value when trading resumes or is realized upon sale.  Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market-value pricing.

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How to Purchase Shares
All purchase requests received in good order by the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or by an authorized financial intermediary (an “Authorized Intermediary,” as defined below) before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share.  Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share.  An Authorized Intermediary is a financial intermediary (or its authorized designee) that has made arrangements with the Funds to receive purchase and redemption orders on their behalf.  For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.

All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Funds and are not binding until so accepted.  It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Funds reserve the right to reject any Account Application.  Your order will not be accepted until a completed Account Application is received by the Funds or the Transfer Agent.

The Funds reserve the right to reject any purchase order if, in their discretion, it is in the Funds’ best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of a Fund.  Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below.  In addition, a service fee, which is currently $25, as well as any loss sustained by a Fund, will be deducted from a shareholder’s account for any purchases that do not clear.  The Funds and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.  Your order will not be accepted until a completed Account Application is received by the Funds or the Transfer Agent.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Minimum Investment Amounts	Investment Class Shares	Institutional Class Shares
Minimum Initial Investment	$2,500	$100,000
Subsequent Investments	$100	$5,000

The Funds reserve the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Purchase Requests Must be Received in Good Order
Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  For purchases made through the Transfer Agent, “good order” means that your purchase request includes:

•	the name of the Fund;
•	the dollar amount of shares to be purchased;
•	your account application or investment stub; and
•	a check payable to “Convergence Funds.”

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Purchase by Mail.  To purchase the Funds’ shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Convergence Funds” to:

Regular Mail	Overnight or Express Mail
Convergence Funds	Convergence Funds
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. All purchase checks must be in U.S. dollars drawn on a domestic financial institution.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

Purchase by Wire.  If you are making your first investment in the Funds, before you wire funds the Transfer Agent must have a completed Account Application.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at 877-677-9414 to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Convergence Funds (Name of the Fund you are investing in)
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Funds and U.S. Bank, N.A., the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone.  If you have accepted telephone options on the Account Application, and your account has been open for 15 days, you may purchase additional shares by calling the Funds toll free at 877-677-9414.  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $100 for Investment Class shares and $5,000 for Institutional Class shares.  If your order is received by the Transfer Agent or an authorized intermediary prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction.

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Automatic Investment Plan (Investment Class Only).  For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Funds to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Funds may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date.  A $25 fee will be charged if your bank does not honor the AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary.  Investors may be charged a fee if they effect transactions through a financial intermediary.  If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial intermediaries placing orders for themselves or on behalf of their customers should call the Funds toll free at 877-677-9414, or follow the instructions listed in the sections above entitled “Purchase by Mail,” “Purchase by Wire” and “Investing by Telephone.”

If you place an order for the Funds’ shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV next calculated after the Transfer Agent receives your order.  The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Funds, orders will be processed at the NAV next calculated after receipt by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations.  Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Funds.

Financial intermediaries, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Funds.  For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

Anti-Money Laundering Program.  The Trust has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (a P.O. Box alone is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

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If any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application.  The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at 877-677-9414.

How to Redeem Shares
Orders to sell or “redeem” shares may be placed directly with the Funds or through a financial intermediary.  If you originally purchased your shares through a financial intermediary, including an Authorized Intermediary, your redemption order must be placed with the same financial intermediary in accordance with the procedures established by that financial intermediary.  Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  You may redeem Fund shares on any business day that a Fund calculates its NAV.  To redeem shares directly with the Funds, you must contact the Funds either by mail or by telephone to place a redemption order.  Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary.  Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares through an IRA or other retirement account must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  Shares held through IRA accounts may not be redeemed by telephone.

Payment of Redemption Proceeds.  You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  Redemption proceeds with respect to all requests received by the Transfer Agent or your Authorized Intermediary in good order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day.

A redemption request made through the Transfer Agent will be deemed in “good order” if it includes:

•	the shareholder’s name;
•	the name of the Fund you are invested in;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account and signature guarantee(s), if applicable.

For information about your financial intermediary’s requirements for redemption requests in good order, please contact your financial intermediary.

You may have the proceeds (less any applicable service charges) sent by check to the address of record, wired to your pre-established bank account or sent by electronic funds transfer through the ACH network using the bank instructions previously established for your account.  Redemption proceeds will typically be sent on the business day following your redemption.  Wires are subject to a $15 service fee.  There is no charge to have proceeds sent via ACH, however, funds are typically credited to your bank within two to three days after redemption.  In all cases, proceeds will be processed within seven calendar days after the Funds receive your redemption request.

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Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to twelve calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders.  Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone.  You may change your address at any time by a written request, addressed to the Transfer Agent.  Confirmation of an address change will be sent to both your old and new address.

The Funds are not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Signature Guarantees.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee ensures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  A signature guarantee of each owner is required in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	if a change of address request was received by the Transfer Agent within the last 15 calendar days; and
•	for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions including establishing or modifying certain services on an account will require a signature guarantee, signature verification from a Signature Verification Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail.  You can execute most redemptions by furnishing an unconditional written request to the applicable Fund to redeem your shares at the current NAV.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Convergence Funds	Convergence Funds
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

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Telephone Redemption.  If you accepted telephone options on your Account Application (or arranged them subsequently in writing with the Funds) you may redeem shares, in amounts of $100,000 or less, by instructing the Funds by telephone at 877-677-9414.  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request.  If you hold your shares through a retirement account, you may not redeem shares by telephone.

Wire Redemption.  Wire transfers may be arranged to redeem shares.  The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Systematic Withdrawal Program.  The Funds offer a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month, quarter or annually is $100.  This program may be terminated or modified by the Funds at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves a redemption of Fund shares, and may result in a capital gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 877-677-9414 for additional information regarding the SWP.

The Funds’ Right to Redeem an Account.  The Funds reserve the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of a Fund or for market reasons.  The Funds will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.  A redemption by the Funds may result in a taxable capital gain or loss for federal income tax purposes.

Exchanging Shares
You may exchange all or a portion of your investment from the share class of one Fund to an identically registered account in the same share class of the other Fund.  Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Shares,” unless the account qualifies for a waiver of the initial investment requirement.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a redemption of shares for federal income tax purposes on which you may realize a taxable capital gain or loss.  A $5.00 fee will be applied to all exchanges of Fund shares requested by telephone.  Call the Funds (toll-free) at 877-677-9414 to learn more about exchanges.

Tools to Combat Frequent Transactions
The Funds are intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Funds’ shareholders.  The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Funds take steps to reduce the frequency and effect of these activities in the Funds.  These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests.  Except as noted herein, the Funds will apply all restrictions uniformly in all applicable cases.

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Monitoring Trading Practices.  The Funds monitor selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of their shareholders.  The Funds use a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Funds in their sole discretion.  To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing.  The Funds employ fair value pricing selectively to ensure greater accuracy in their daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  There can be no assurance that the Funds will obtain the fair value assigned to a security if they were to sell the security at approximately the time at which a Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Share Price.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receive purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot guarantee the accuracy of the information provided to them from Authorized Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed or omnibus accounts may be limited.

Other Fund Policies
Telephone Transactions.  If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed previously in the “How to Purchase Shares” section.

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Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m. Eastern time).  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.  The Funds are not responsible for delays due to communications or transmission outages.

Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.  To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; or
•	the Social Security or taxpayer identification number under which the account is registered.

Redemption in Kind.  The Funds generally pay redemption proceeds in cash.  However, the Trust has filed a notice of election under Rule 18f-1 under the 1940 Act with the SEC, under which the Trust has reserved the right to redeem in kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions paid in cash.

Policies of Other Financial Intermediaries. An Authorized Intermediary may establish policies that differ from those of the Funds.  For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your Authorized Intermediary for details.

Closure of a Fund.  The Adviser retains the right to close a Fund (or partially close a Fund) to new purchases if it is determined to be in the best interest of shareholders.  Based on market and Fund conditions, the Adviser may decide to close a Fund to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time.  If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-677-9414 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Inactive Accounts.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  If the Funds are unable to locate an investor, then they will determine whether the investor’s account can legally be considered abandoned.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

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Distribution of Fund Shares

The Distributor
Quasar Distributors, LLC (the “Distributor”) is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Funds.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Funds are offered on a continuous basis.

Distribution Plan and Rule 12b-1 Fee
The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.  Under the Plan, the Funds are authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, a Rule 12b-1 distribution fee for the sale and distribution of the Funds’ Investment Class shares (the “Rule 12b-1 Fee”).  The maximum amount of the Rule 12b-1 Fee authorized is 0.25% of a Fund’s average daily net assets attributable to Investment Class shares annually.  Institutional Class shares of the Funds are not subject to Rule 12b-1 Fees.  The Distributor may pay any or all amounts received under the Plan to other persons, including the Adviser, for any distribution or service activity.  Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries
The Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds.  Such payments and compensation are in addition to service fees paid by the Funds, if any.  These additional cash payments are generally made to intermediaries who provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Distributions
The Funds will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December.  The Funds may make additional distributions if they deem them desirable at another time during any year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

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If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the applicable Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences
Distributions of each Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to such Fund’s shareholders as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%).  For non-corporate shareholders, to the extent that a Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gain, if certain holding period requirements have been satisfied by the shareholder.  For corporate shareholders, a portion of a Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that a Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

Distributions of a Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain (for non-corporate shareholders currently taxed at a maximum rate of 20%) regardless of the length of time that a shareholder has owned Fund shares.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to above.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Funds’ distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

Shareholders that sell, redeem or exchange shares generally will have a capital gain or loss from the sale or redemption or exchange.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, redemption or exchange (including in-kind redemptions) and how long the shares were held by a shareholder.  Gain or loss realized upon a sale, redemption or exchange of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss.  Any loss arising from the sale, redemption or exchange of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, redeeming or exchanging other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

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The Funds are required to report to certain shareholders and the IRS and you the cost basis of Fund shares acquired on or after January 1, 2012, when such shareholder sells, redeems or exchanges Fund shares.  The Funds will determine cost basis using the high cost method unless you elect in writing any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Funds for the preceding year will be annually reported to shareholders.  Distributions made by the Funds may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Financial Highlights

The financial highlights tables below show the financial performance information from December 29, 2009 (its commencement of operations) to the fiscal period ended November 30, 2010 and for the fiscal years ended November 30, 2011, 2012 and 2013 of the Core Plus Fund, for Institutional Class shares and from January 31, 2013 (its commencement of operations) to the fiscal period ended November 30, 2013, for Investment Class shares of the Core Plus Fund.  Because the Opportunities Fund recently commenced operations, there are no financial highlights available at this time.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that you would have earned or lost on an investment in a Fund (assuming you reinvested all distributions).  This information has been audited by Cohen Fund Audit Services, Ltd., the independent registered public accounting firm of the Funds, whose report, along with the Funds’ financial statements, are included in the Funds’ 2013 annual report, which is available free of charge upon request.

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Core Plus Fund - Institutional Class Shares
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended November 30,				Period Ended November 30,
	2013		2012	2011	2010(1)
Net Asset Value, Beginning of Period	$13.97		$11.56	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)(2)	0.11		0.06	(0.04)	0.01
Net realized and unrealized gain on investments	4.18		2.39	0.97	1.35
Total from investment operations	4.29		2.45	0.93	1.36

Less distributions paid:
From net investment income	(0.07)		—	(0.02)	—
From net realized gains	(0.54)		(0.04)	(0.71)	—
Total distributions paid	(0.61)		(0.04)	(0.73)	—

Net Asset Value, End of Period	$17.65		$13.97	$11.56	$11.36

Total Return(3)	31.90%		21.21%	8.27%	13.60%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$276,054		$85,411	$56,917	$23,603
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(4)(5)	2.21%		2.52%	2.64%	2.58%
After waiver, expense reimbursement and recoupments(4)(5)	2.23%		2.61%	2.58%	2.16%
Ratio of net investment income (loss) to average net assets:
Before waiver, expense reimbursement and recoupments(5)	0.70%		0.56%	(0.39)%	(0.29)%
After waiver, expense reimbursement and recoupments(5)	0.68%		0.47%	(0.33)%	0.13%
Portfolio turnover rate(3)	247.67	%(6)	275.88%	412.51%	391.48%

(1)	The Fund commenced operations on December 29, 2009.
(2)	Per share net investment income (loss) was calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver and expense reimbursement/recoupment and after waiver and expense reimbursement/recoupment ratios excluding dividends on short positions, interest and broker expenses were 1.28% and 1.30%,1.41% and 1.50%, 1.56% and 1.50%, 1.92% and 1.50% for the periods ended November 30, 2013, November 30, 2012, November 30, 2011, and November 30, 2010, respectively.

(5)	Annualized for periods less than one year.
(6)	Securities redeemed-in-kind were excluded from the computation of the ratio.

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Core Plus Fund - Investment Class Shares
Per Share Data for a Share Outstanding Throughout Each Period

	Period Ended November 30, 2013(1)
Net Asset Value, Beginning of Period	$14.33

Income from investment operations:
Net investment income(2)	0.08
Net realized and unrealized gain on investments	3.20
Total from investment operations	3.28

Less distributions paid:
From net investment income	—
From net realized gains	—
Total distributions paid	—

Net Asset Value, End of Period	$17.61

Total Return(3)	22.89%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$2,064
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)(5)	2.49%
After waiver and expense reimbursement(4)(5)	2.49%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(5)	0.59%
After waiver and expense reimbursement(5)	0.59%
Portfolio turnover rate(3)	247.67	%(6)

(1)	The Investment Class Shares commenced operations on January 31, 2013.
(2)	Per share net investment income was calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses. The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions, interest and broker expenses were 1.56% and 1.56% for the period ended November 30, 2013.

(5)	Annualized for periods less than one year.
(6)	Securities redeemed-in-kind were excluded from the computation of the ratio.

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PRIVACY NOTICE

The Funds collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and/or
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Investment Adviser
Convergence Investment Partners, LLC
1245 Cheyenne Avenue, Suite 102
Grafton, Wisconsin 53024

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

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Convergence Funds
A series of Trust for Professional Managers

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 877-677-9414 by visiting the Funds’ website at www.investcip.com, or by writing to:

Convergence Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You can review and copy information, including the Funds’ reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Funds are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-10401)

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